Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas C. Gregor, his attorney-in-fact, with power of substitution, for him in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-8 of United National Bancorp (SEC File Number 333-______) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.


                  Signature                                     Title                 Date

THOMAS C. GREGOR
----------------------------------                Chairman, President and Chief       April 28, 1999
Thomas C. Gregor                                        Executive Officer

DONALD W. MALWITZ
----------------------------------                 Vice President and Treasurer       April 28, 1999
Donald W. Malwitz                                 (Principal Financial Officer)

A. RICHARD ABRAHAMIAN
----------------------------------                  Senior Vice President and         April 28, 1999
A. Richard Abrahamian                              Chief Accounting Officer of
                                                       United National Bank
                                                  (Principal Accounting Officer)

----------------------------------                            Director                April __, 1999
George W. Blank


DONALD A. BUCKLEY                                             Director                April 28, 1999
----------------------------------
Donald A. Buckley


C. DOUGLAS CHERRY
----------------------------------                            Director                April 28, 1999
C. Douglas Cherry


CHARLES E. HANCE
----------------------------------                            Director                April 28, 1999
Charles E. Hance


WILLIAM T. KELLEHER, JR.
----------------------------------                            Director                April 28, 1999
William T. Kelleher, Jr.


JOHN R. KOPICKI
----------------------------------                            Director                April 28, 1999
John R. Kopicki

ANTONIA S. MAROTTA
----------------------------------                            Director                April 28, 1999
Antonia S. Marotta

JOHN W. McGOWAN III
----------------------------------                            Director                April 28, 1999
John W. McGowan III

PATRICIA A. McKIERNAN
----------------------------------                            Director                April 28, 1999
Patricia A. McKiernan

CHARLES N. POND, JR.
----------------------------------                            Director                April 28, 1999
Charles N. Pond, Jr.

ARLYN D. RUS
----------------------------------                            Director                April 28, 1999
Arlyn D. Rus

PAUL K. ROSS
----------------------------------                            Director                April 28, 1999
Paul K. Ross

DAVID R. WALKER
----------------------------------                            Director                April 28, 1999
David R. Walker


----------------------------------                            Director                April __, 1999
Ronald E. West

GEORGE J. WICKARD
----------------------------------                            Director                April 28, 1999
George J. Wickard
